UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 2, 2013

Masco Corporation

(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5794 (Commission File Number)	38-1794485 (IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan (Address of Principal Executive Offices)	48180 (Zip Code)

(313) 274-7400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Masco Corporation (the “Company”) is filing this Current Report on Form 8-K to reflect certain changes described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”), which was filed with the Securities and Exchange Commission on February 15, 2013. Other than as described below, the information in this Form 8-K is not an amendment to or restatement of the 2012 Form 10-K.

As previously disclosed, the Company has determined that Tvilum, its Danish ready-to-assemble cabinet business (“Tvilum”) is no longer core to its long-term growth strategy and has embarked on a plan to dispose of this business. Tvilum has been accounted for as a discontinued operation which requires that prior period information be recast to remove Tvilum’s results of operations from the results of the Company’s continuing operations. Tvilum was reported as a discontinued operation in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed with the Securities and Exchange Commission on May 1, 2013. Attached as exhibits to this Form 8-K are the following Form 10-K items recast to reflect the impact of Tvilum as a discontinued operation on the Company’s consolidated financial information:

•	Part II, Item 6 – Selected Financial Data

•	Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 – Financial Statements and Supplementary Data

•	Schedule II – Valuation and Qualifying Accounts

Other than as described above, all other items in the 2012 Form 10-K remain unchanged, and this Form 8-K does not update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The information in this Form 8-K and the exhibits hereto should be read in conjunction with the 2012 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

12	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Part II, Item 6. Selected Financial Data

99.2	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Updated Part II, Item 8. Financial Statements and Supplementary Data.

99.4	Schedule II - Valuation and Qualifying Accounts

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ JOHN G. SZNEWAJS
Name:	John G. Sznewajs
Title:	Vice President, Treasurer and
Chief Financial Officer

May 8, 2013